UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2007 (October 4, 2007)
MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification No.)
One Golden Shore Drive, Long Beach, California 90802
(Address of principal executive offices)
(562) 435-3666
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement
     On October 4, 2007, Molina Healthcare, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters listed in Schedule II thereto (collectively, the “Underwriters”) to issue and sell $175 million aggregate principal amount of 3.75% Convertible Senior Notes due 2014 (the “Convertible Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (Registration No. 333-123783) (the “Registration Statement”) and a related prospectus and prospectus supplement (the “Prospectus”) filed with the Securities and Exchange Commission. In addition, the Company granted the Underwriters an option to purchase up to an additional $25 million aggregate principal amount of Convertible Notes to cover over-allotments. The Company estimates that the net proceeds from the offering will be approximately $169.15 million, after deducting underwriting discounts and estimated offering expenses. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
     On October 5, 2007, the Company issued a press release announcing the pricing of the public offering of the Convertible Notes. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events
     The Convertible Notes are being issued under an indenture to be entered into between the Company and U.S. Bank National Association, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by the First Supplemental Indenture to be entered into between the Company and the Trustee (the “Supplemental Indenture”). The form of Base Indenture and the form of Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and the form of Convertible Note is an exhibit to the Supplemental Indenture.
The summary of the foregoing transactions is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.
Item 9.01 Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 4, 2007 among Molina Healthcare, Inc. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters listed in Schedule II thereto

4.1	Form of Indenture between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee

4.2	Form of First Supplemental Indenture between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee

4.3	Form of Convertible Note (included in the Form of First Supplemental Indenture filed as Exhibit 4.2)

5.1	Opinion of Holme Roberts & Owen LLP regarding the legality of the Convertible Notes

23.1	Consent of Holme Roberts & Owen LLP (included in Exhibit 5.1)

99.1	Press release of Molina Healthcare, Inc. issued October 5, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2007	MOLINA HEALTHCARE, INC.
	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 4, 2007 among Molina Healthcare, Inc. and Citigroup Global Markets Inc. and UBS Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto

4.1	Form of Indenture between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee

4.2	Form of First Supplemental Indenture between Molina Healthcare, Inc. and U.S. Bank National Association, as trustee

4.3	Form of Convertible Note (included in the Form of First Supplemental Indenture filed as Exhibit 4.2)

5.1	Opinion of Holme Roberts & Owen LLP regarding the legality of the Convertible Notes

23.1	Consent of Holme Roberts & Owen LLP (included in Exhibit 5.1)

99.1	Press release of Molina Healthcare, Inc. issued October 5, 2007